                                                                   Exhibit 10.18

                                 AMENDMENT NO. 2


                  Amendment No. 2 (this "Amendment"), dated as of December 3, 2004, to that certain Credit and Guaranty Agreement, dated as of June 4, 2004, as amended (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among MAAX CORPORATION, a Nova Scotia unlimited company ("Company"), BEAUCELAND CORPORATION, a Nova Scotia unlimited company ("Holdings"), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and as Syndication Agent, ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent, ROYAL BANK OF CANADA, ACTING THROUGH ITS BUSINESS GROUP RBC CAPITAL MARKETS, as Joint Lead Arranger, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and as Documentation Agent.


                                   WITNESSETH:

                  WHEREAS, Company desires to amend the Credit Agreement (i) to permit the issuance by MAAX Holdings, Inc. ("MAAX Holdings"), the sole shareholder of Holdings, of discount debt securities, the proceeds of which would be used to fund repurchases of equity interests of MAAX Holdings, to pay a management bonus and to pay reasonable fees and expenses in connection with such issuance and (ii) to permit Company and Holdings to distribute to MAAX Holdings cash dividends to service cash interest and certain mandatory redemption payments on such debt securities when such amounts become due; and

                  WHEREAS, pursuant to Section 10.5 of the Credit Agreement, Company and each of the undersigned Lenders hereby agree to amend the Credit Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE - Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof:

                  (a)      The following recital is added to the Credit
         Agreement:

                  "WHEREAS, the Lenders expressly intend that the Obligations will be structurally senior to (i) all obligations of MAAX Holdings, including the Permitted MAAX Holdings Notes and any Permitted Holder Debt, and (ii) all obligations of Holdings other than its Guaranty."

                  (b) The following definitions are added to Section 1.1 of the Credit Agreement:

                  "AMENDMENT EFFECTIVENESS DATE" means the date on which Amendment No. 2 to this Agreement becomes effective in accordance with its terms.

                  "MANDATORY REDEMPTION OBLIGATION" has the meaning given to such term in the definition of "Permitted MAAX Holdings Notes."

                  "PERMITTED MAAX HOLDINGS NOTES" means up to U.S.$125.0 million aggregate gross proceeds of discount debt securities issued by MAAX Holdings; provided that (i) the proceeds of such issuance may be used to fund repurchases of equity interests of MAAX Holdings, to pay a management bonus and to pay reasonable fees and expenses in connection with such issuance, (ii) no interest shall accrue on such debt securities prior to the fourth anniversary of the Amendment Effectiveness Date, (iii) no cash payment (whether of principal, interest or otherwise) shall be required to be paid in respect of such debt securities prior to the eighth anniversary of the Amendment Effectiveness Date; provided that this clause (iii) shall not prohibit
         (a) after the fourth anniversary of the Amendment Effectiveness Date, the payment of interest in cash, (b) not earlier than the last business day of the first accrual period ending after the fifth anniversary of the Amendment Effectiveness Date, one or more mandatory redemptions of such debt securities at 100% of the principal amount thereof in amounts not exceeding the amounts necessary to avoid such debt securities being deemed "applicable high yield discount obligations" within the meaning of Section 163(i)(l) of the Internal Revenue Code (the "MANDATORY REDEMPTION OBLIGATION"), (c) the accrual of "special interest" for failure to comply with registration obligations with respect to such debt securities, which special interest, if accrued prior to the fourth anniversary of the Amendment Effectiveness Date, is added to accreted value and not paid in cash and (d) the existence of "change of control offer" or "asset sale offer" provisions applicable to such debt securities not more favorable in any material respect to the holders of such debt securities than the comparable provisions in the Senior Subordinated Notes Indenture are to the holders of the Senior Subordinated Notes, (iv) such debt securities shall not be secured by any collateral and shall not be guaranteed by Holdings or any of its Subsidiaries, (v) the covenants and events of default applicable to such debt securities shall not be more restrictive in any material respect to MAAX Holdings and its Subsidiaries than the Senior Subordinated Notes Indenture is to Holdings and its Subsidiaries and
         (vi) at the time of issuance, the Leverage Ratio shall not be greater than 1.25 "turns" less than the Leverage Ratio then permitted under
         Section 6.8(c).

                  (c) The definition of "Change of Control" in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (i) thereof in its entirety with the following:

         "(i) (a) the Permitted Holders shall cease to beneficially own and control at least 51% on a fully diluted basis of the economic and voting interests in the Capital Stock of Holdings, (b) the Permitted Holders shall cease to beneficially own and control more than 28% on a fully diluted basis of the economic and voting interests in the Capital Stock of Holdings beneficially owned and controlled by the Permitted Holders on the Closing Date after giving effect to the Transactions occurring thereon or (c) Childs shall cease to beneficially own and control more than 28% on a fully diluted basis of the economic and voting interests in the Capital Stock of Holdings beneficially owned and controlled by Childs on the Closing Date after giving effect to the Transactions occurring thereon;"

                  (d) The definition of "Consolidated Adjusted EBITDA" in
Section 1.1 of the Credit Agreement is hereby amended by adding at the end of clause (ii)(e) thereof the following:

         "it being understood that compensation expense which is paid in cash by MAAX Holdings (which cash is not funded by any of MAAX Holdings' Subsidiaries) and recorded as expense of Holdings through "push down" accounting as required by GAAP shall be deemed to be non-cash for such purpose;"

                  (e) Section 6.5 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (f) and deleting the period at the end of clause (g) and replacing it with the following:

                  "; and

                  (h) any dividend, payment or distribution by Company to Holdings or MAAX Holdings, and if any such amount is paid to Holdings, the further dividend, payment or distribution of such amount by Holdings to MAAX Holdings, in each case, which amount is not greater than the amount necessary, and is used by MAAX Holdings upon receipt thereof, (i) to pay cash interest on the Permitted MAAX Holdings Notes then due and payable or (ii) to satisfy its Mandatory Redemption Obligation; provided that (x) no Default under Section 8.1(a), (f),
         (h), (i) or (m) and no Event of Default shall exist and (y) Company shall be in pro forma compliance with Section 6.8(c) as of any date of such dividend, payment or distribution, after giving effect to any borrowings on such date."

                  (f) The second paragraph of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "No Parent Company (other than Holdings) shall (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (i) the Indebtedness and obligations under the Related Agreements, each as in effect on the date hereof,
         (ii) the Permitted Holder Debt and (iii) in the case of MAAX Holdings, so long as no Default or Event of Default exists at the time of issuance, the Permitted MAAX Holdings Notes; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under any Credit Document or permitted pursuant to Section 6.2; (c) own any assets other than the Capital Stock of another Parent Company; (d) engage in any business or activity other than (i) performing its obligations and activities incidental thereto under the Credit Documents and the Related Agreements, and, in the case of MAAX Holdings, the Permitted MAAX Holdings Notes, (ii) issuing Qualified Capital Stock and (iii) making dividends and distributions; (e) other than as permitted by Section 6.9, consolidate or amalgamate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; or (f) create or acquire any Subsidiary or make or own any Investment in any Person other than another Parent Company."

                  SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when,
(i) Administrative Agent shall have received counterparts of this Amendment executed by Company and the Requisite Lenders and (ii) Company shall have delivered, by wire transfer of immediately available funds, to Administrative Agent, for the ratable account of each Lender signatory hereto, a fee equal to
(A) in Canadian Dollars, 0.15% of the aggregate principal amount of Tranche A Term Loans plus the aggregate amount of Revolving Commitments of the Lenders signatory hereto plus (B) in U.S. Dollars, 0.15% of the aggregate principal amount of Tranche B Term Loans of the Lenders signatory hereto. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

                  SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality or Material Adverse Effect qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

                  SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents.

                  SECTION FIVE - Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.2 of the Credit Agreement.

                  SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              MAAX CORPORATION



                              By:    /s/ Denis Aubin
                                     -----------------------------------
                                     Name:      Denis Aubin
                                     Title:     Executive Vice President and
                                                Chief Financial Officer



                              ROYAL BANK OF CANADA,
                                   as a Lender



                              By:    /s/ John Crawford
                                     -----------------------------------
                                     Name:      John Crawford
                                     Title:     Attorney-in-fact


                              GOLDMAN SACHS CANADA CREDIT PARTNERS,
                                   as a Lender



                              By:    /s/ Pedro Ramirez
                                     -----------------------------------
                                     Name:      Pedro Ramirez
                                     Title:     Attorney Signatory


                              MERRILL LYNCH CAPITAL CANADA INC.,
                                   as a Lender



                              By:    /s/ Marcelo Cosma
                                     -----------------------------------
                                     Name:      Marcelo Cosma
                                     Title:     Vice President

                              NATIONAL BANK OF CANADA - NEW YORK BRANCH,
                                   as a Lender



                              By:    /s/ Vincent Lima
                                     -----------------------------------
                                     Name:      Vincent Lima
                                     Title:     Vice President


                              By:    /s/ Jeff Forgach
                                     -----------------------------------
                                     Name:      Jeff Forgach
                                     Title:     Assistant Vice President


                              BANK OF MONTREAL, CHICAGO BRANCH,
                                   as a Lender



                              By:    /s/ Bruce A. Pietka
                                     -----------------------------------
                                     Name:      Bruce A. Pietka
                                     Title:     Vice President


                              LA CAISSE CENTRALE DESJARDINS DU QUEBEC,
                                   as a Lender



                              By:    /s/ Michel Voyer
                                     -----------------------------------
                                     Name:      Michel Voyer
                                     Title:     Senior Manager


                              By:    /s/ Sylvain Gascon
                                     -----------------------------------
                                     Name:      Sylvain Gascon
                                     Title:     Vice President


                              CITIBANK, N.A., CANADIAN BRANCH,
                                   as a Lender



                              By:    /s/ Isabelle Cote
                                     -----------------------------------
                                     Name:      Isabelle Cote
                                     Title:     Vice President

                              COMERICA BANK, CANADA BRANCH,
                                   as a Lender



                              By:    /s/ Robert Rosen
                                     -----------------------------------
                                     Name:      Robert Rosen
                                     Title:     Vice President


                              NATIONAL CITY BANK, CANADA BRANCH,
                                   as a Lender



                              By:    /s/ J. Andrew Riddell
                                     -----------------------------------
                                     Name:      J. Andrew Riddell
                                     Title:     Vice President


                              By:    /s/ Bill Hines
                                     -----------------------------------
                                     Name:      Bill Hines
                                     Title:     Senior Vice President &
                                                Principal Officer


                              GE CANADA FINANCE HOLDINGS COMPANY,
                                   as a Lender


                              By:    /s/ Stephen B. Smith
                                     -----------------------------------
                                     Name:      Stephen B Smith
                                     Title:     President


                              NEMEAN CLO, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Investment Manager



                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director

                              SEQUILS-ING I (HBGM), LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director


                              ARCHIMEDES FUNDING III, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager



                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director


                              ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager



                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director


                              ENDURANCE CLO I, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager



                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director

                              ING-ORYX CLO, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager



                              By:    /s/ Steven Gorski
                                     -----------------------------------
                                     Name:      Steven Gorski
                                     Title:     Director


                              EATON VANCE LIMITED DURATION
                                   INCOME FUND

                                   By: Eaton Vance Management,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President

                              GRAYSON & CO

                                   By: Boston Management and Research,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President


                              SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President

                              TOLLI & CO

                                   By: Eaton Vance Management,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President


                              EATON VANCE SENIOR FLOATING-RATE
                                   TRUST

                                   By: Eaton Vance Management,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President

                              EATON VANCE SENIOR INCOME TRUST
                                   By: Eaton Vance Management,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President



                              EATON VANCE INSTITUTIONAL SENIOR
                                   LOAN FUND
                                   By: Eaton Vance Management,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ Michael B. Botthof
                                     -----------------------------------
                                     Name:      Michael B. Botthof
                                     Title:     Vice President

                              OCTAGON INVESTMENT PARTNERS V, LTD.

                                   By: Octagon Credit Investors, LLC,
                                       as Portfolio Manager,
                                       as a Lender



                              By:    /s/ Andrew D. Gordon
                                     -----------------------------------
                                     Name:      Andrew D. Gordon
                                     Title:     Portfolio Manager


                              OCTAGON INVESTMENT PARTNERS III, LTD.

                                   By: Octagon Credit Investors, LLC,
                                       as Portfolio Manager,
                                       as a Lender



                              By:    /s/ Andrew D. Gordon
                                     -----------------------------------
                                     Name:      Andrew D. Gordon
                                     Title:     Portfolio Manager


                              OCTAGON INVESTMENT PARTNERS VII, LTD.

                                   By: Octagon Credit Investors, LLC,
                                       as Collateral Manager,
                                       as a Lender



                              By:    /s/ Andrew D. Gordon
                                     -----------------------------------
                                     Name:      Andrew D. Gordon
                                     Title:     Portfolio Manager

                              OPPENHEIMER SENIOR FLOATING RATE FUND,
                                   as a Lender



                              By:    /s/ Lisa Chaffee
                                     -----------------------------------
                                     Name:      Lisa Chaffee
                                     Title:     Assistant Vice President



                              HARBORVIEW CLO IV, LTD,
                                   as a Lender



                              By:    /s/ Lisa Chaffee
                                     -----------------------------------
                                     Name:      Lisa Chaffee
                                     Title:     Assistant Vice President

                              HARBORVIEW CLO V, LTD,
                                   as a Lender



                              By:    /s/ Lisa Chaffee
                                     -----------------------------------
                                     Name:      Lisa Chaffee
                                     Title:     Assistant Vice President



                              PPM SPYGLASS FUNDING TRUST,
                                   as a Lender



                              By:    /s/ Diana M. Himes
                                     -----------------------------------
                                     Name:      Diana M. Himes
                                     Title:     Authorized Agent

                              PPM MONARCH BAY FUNDING LLC,
                                   as a Lender



                              By:    /s/ Diana M. Himes
                                     -----------------------------------
                                     Name:      Diana M. Himes
                                     Title:     Assistant Vice President



                              CANYON CAPITAL CLO 2004-1 LTD.,
                                   as a Lender



                              By:    CANYON CAPITAL ADVISORS LLC,
                                     a Delaware limited liability company,
                                     its Collateral Manager


                              By:    /s/ R. Christian B. Evensen
                                     -----------------------------------
                                     Name:      R. Christian B. Evensen
                                     Title:     Managing Director

                              UBS AG, STAMFORD BRANCH,
                                   as a Lender



                              By:    /s/ Wilfred V. Salor
                                     -----------------------------------
                                     Name:      Wilfred V. Salor
                                     Title:     Director


                              If second signature is necessary:



                              By:    /s/ Winslowe Ogbourne
                                     -----------------------------------
                                     Name:      Winslowe Ogbourne
                                     Title:     Associate Director


                              GALAXY III CLO, LTD.

                                   By: AIG Global Investment Corp.,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ W. Jeffrey Baxter
                                     -----------------------------------
                                     Name:      W. Jeffrey Baxter
                                     Title:     Vice President

                              GALAXY CLO 2003-1, LTD.

                                   By: AIG Global Investment Corp.,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ W. Jeffrey Baxter
                                     -----------------------------------
                                     Name:      W. Jeffrey Baxter
                                     Title:     Vice President


                              SUNAMERICA LIFE INSURANCE COMPANY

                                   By: AIG Global Investment Corp.,
                                       as Investment Advisor,
                                       as a Lender



                              By:    /s/ W. Jeffrey Baxter
                                     -----------------------------------
                                     Name:      W. Jeffrey Baxter
                                     Title:     Vice President

                              THE SUMITOMO TRUST & BANKING CO., LTD,
                                   as a Lender



                              By:    /s/ Elizabeth A. Quirk
                                     -----------------------------------
                                     Name:      Elizabeth A. Quirk
                                     Title:     Vice President


                              ACM INCOME FUND INC.



                              By:    /s/ Lisa Wagemann
                                     -----------------------------------
                                     Name:      Lisa Wagemann
                                     Title:     Administrative Officer


                              NEW ALLIANCE GLOBAL CDO, LIMITED

                                     By:  Alliance Capital Management L.P.,
                                          as Sub-advisor

                                     By:  Alliance Capital Management
                                          Corporation, as General Partner


                              By:    /s/ Joel Serebransky
                                     -----------------------------------
                                     Name:      Joel Serebransky
                                     Title:     Senior Vice President


                              ING PRIME RATE TRUST

                                   By: ING Investment Management, Co.,
                                       as its Investment Manager



                              By:    /s/ Theodore M. Hong
                                     -----------------------------------
                                     Name:      Theodore M. Hong
                                     Title:     Vice President

                              ING SENIOR INCOME FUND

                                   By: ING Investment Management, Co.,
                                       as its Investment Manager



                              By:    /s/ Theodore M. Hong
                                     -----------------------------------
                                     Name:      Theodore M. Hong
                                     Title:     Vice President


                              KZH SOLEIL LLC



                              By:    /s/ Hi Hua
                                     -----------------------------------
                                     Name:      Hi Hua
                                     Title:     Authorized Agent


                              KZH SOLEIL-2 LLC



                              By:    /s/ Hi Hua
                                     -----------------------------------
                                     Name:      Hi Hua
                                     Title:     Authorized Agent

                              STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                   By: Stanfield Capital Partners LLC,
                                       as its Collateral Manager,
                                       as a Lender



                              By:    /s/ Christopher A. Bondy
                                     -----------------------------------
                                     Name:      Christopher A. Bondy
                                     Title:     Partner


                              STANFIELD CARRERA CLO, LTD.

                                   By: Stanfield Capital Partners LLC,
                                       as its Asset Manager,
                                       as a Lender



                              By:    /s/ Christopher A. Bondy
                                     -----------------------------------
                                     Name:      Christopher A. Bondy
                                     Title:     Partner

                              SUNAMERICA SENIOR FLOATING RATE
                                   FUND, INC.

                                   By: Stanfield Capital Partners LLC,
                                       as Subadvisor,
                                       as a Lender



                              By:    /s/ Christopher A. Bondy
                                     -----------------------------------
                                     Name:      Christopher A. Bondy
                                     Title:     Partner


                              STANFIELD CLO LTD.

                                   By: Stanfield Capital Partners LLC,
                                       as its Collateral Manager,
                                       as a Lender



                              By:    /s/ Christopher A. Bondy
                                     -----------------------------------
                                     Name:      Christopher A. Bondy
                                     Title:     Partner

                              GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                   as a Lender



                              By:    /s/ Stephen King
                                     ---------------------------------
                                     Name:      Stephen King
                                     Title:     Authorized Signatory